Exhibit 99.B24

CONTROL LIST

The Registrant, SM&R Investments, Inc., is advised and managed by Securities Management and Research, Inc. (“SM&R”), a Florida corporation and registered investment adviser and broker-dealer.  SM&R is a wholly-owned subsidiary of American National Insurance Company, a Texas insurance company.  Also, SM&R and American National Insurance Company own stock in the company.  The Libbie Shearn Moody Trust owns approximately 37.10% of the outstanding stock of American National Insurance Company.  The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.96% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody.  Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company.  Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.57% of the outstanding stock of American National Insurance Company.  Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank.  Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc.  The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation.  Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

Colorado Landmark Hotels, LLC	1859 Historic Hotels, Ltd.
Kentucky Landmark Hotels, LLC	1859 Beverage Company
Gal-Tenn Hotel Corporation	Virginia Landmark Hotels, LLC
LHH Hospitality, Inc.

American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity:  121 Village, Ltd.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  AN Stonebriar, Ltd. owns a 33% limited partnership interest.

Entity:  Alternative Benefit Management, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all of the outstanding common stock.

Entity:  American National County Mutual Insurance Company.

Entity Form:  A Texas insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity:  American National of Delaware Corporation.

Entity Form:  A Delaware corporation (inactive).

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:  American National Financial Corporation.

Entity Form:  A Texas corporation (inactive).

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:  American National Financial Corporation (Delaware).

Entity Form:  A Delaware corporation (inactive).

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:  American National Financial Corporation (Nevada).

Entity Form:  A Nevada corporation (inactive).

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:  American National General Insurance Company.

Entity Form:  A Missouri insurance company.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Insurance Service Company.

Entity Form:  A Missouri corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Investment Accounts, Inc.

Entity Form:  A Maryland corporation.

Ownership or Other Basis of Control:  Investment Advisory Agreement with Securities Management and Research, Inc.  Also, Securities Management and Research, Inc. and American National Insurance Company own the outstanding stock of the Company.

Entity:  American National Life Holdings, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock. Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:  American National Life Insurance Company of Texas.

Entity Form:  A Texas insurance company.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Life Insurance Company of New York.

Entity Form:  A New York insurance company.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Lloyds Insurance Company.

Entity Form:  A Texas insurance company.

Ownership or Other Basis for Control:  Managed by ANPAC Lloyds Insurance Management, Inc.

Entity:  American National Property and Casualty Company.

Entity Form:  A Missouri insurance company.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property & Casualty Holding Company, Inc.

Entity:  American National Property and Casualty Holdings, Inc.

Entity Form:  A Delaware corporation.

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock. Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:  AN/CAN Investments, Inc.

Entity Form:  a British Columbia corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  ANDV 97, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  Anford Pinnacle, L.P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity:  ANH20, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANREM Corporation.

Entity:  ANIND TX, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANDV 97, Inc.

Entity:  ANMEX International, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  ANMEX International Services, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  ANPAC General Agency of Texas.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Lloyds Insurance Management, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis for Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Louisiana Insurance Company.

Entity Form:  A Louisiana corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPIN, L.P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest. ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  ANREINV, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANDV 97, Inc.

Entity:  ANREM Corporation.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  AN Stonebriar, Ltd.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  ANREINV, Inc. is a 2% general partner; Eagle AN, L.P. is 98% limited partner.

Entity:  ANTAC, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  AN/WRI DEVCO #1, Ltd.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest.

Entity:  AN/WRI GS, L.L.C.

Entity Form:  a Texas limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% membership interest.

Entity:  AN/WRI Partnership, Ltd.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest.

Entity:  Bayport II Mountain West Houston, L.L.C.

Entity Form:  A Colorado limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% membership interest.

Entity:  Beltway/Antoine Business Center, Phase I.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:  Beltway II, L.L.C.

Entity Form:  A Texas limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% membership interest.

Entity:  Cedar Crossing Mountain West Houston, L.L.C.

Entity Form:  A Colorado limited liability company.

Ownership or Basis of Control:  Eagle AN, L.P. owns a 50% membership interest.

Entity:  Comprehensive Investment Services, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  Cumberland/146, L.L.C.

Entity Form:  Indiana limited liability corporation.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% membership interest.

Entity:  Eagle 99, Inc.

Entity Form:  A Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  Eagle AN, L. P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  Eagle Ind., L. P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  Farm Family Casualty Insurance Company.

Entity Form:  A New York insurance company.

Ownership or Other Basis of Control:  Wholly owned by American National Property and Casualty Holdings, Inc.

Entity:  Farm Family Financial Services, Inc.

Entity Form:  A New York corporation (inactive).

Ownership of Other Basis of Control:  Wholly owned by American National Property and Casualty Holdings, Inc.

Entity:  Farm Family Life Insurance Company.

Entity Form:  A New York insurance company.

Ownership or Other Basis of Control:  Wholly owned by American National Property and Casualty Holdings, Inc.

Entity:  Forest View Limited Partnership.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest.

Entity:  Galveston Island Water Park, L.P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  ANH2O owns a 1% general partnership interest, and Preston 121 Partners, Ltd. owns a 59% limited partnership interest.

Entity:  Garden State Life Insurance Company.

Entity Form:  A Texas insurance company.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  Germann Road Land Development, L.L.C.

Entity Form:  A Colorado limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:  Kearns Building Joint Venture.

Entity Form:  A Texas joint venture.

Ownership or Other Basis of Control:  American National Insurance Company owns an 85% interest.

Entity:  Lawyers Title of Galveston.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  South Shore Harbour Development, Ltd. owns 50% of the outstanding stock.

Entity:  MRPL Retail Partners, Ltd. (Shops at Bella Terra).

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:  MWBP, L.L.C.

Entity Form:  A Colorado limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% membership interest.

Entity:  Newington-Berlin Retail, L.L.C.

Entity Form:  A Connecticut limited liability company.

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% membership interest.

Entity:  Pacific Property and Casualty Company.

Entity Form:  A California corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  PCO Battery Brooke Parkway, L.P.

Entity Form:  A Virginia limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest, and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Carolina Pines, L.P.

Entity Form:  A South Carolina limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a1% interest.

Entity:  PCO Corporate Drive Limited Partnership.

Entity Form:  A North Carolina limited partnership.

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Jenkins Brothers Road, L.P.

Entity Form:  A South Carolina limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Kent Drive, L.P.

Entity Form:  A Georgia limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Nashville, L.P.

Entity Form:  A Tennessee limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Northfork, L.P.

Entity Form:  A Tennessee limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Omnicron Court, L.P.

Entity Form:  A Kentucky limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Watkins Road, L.P.

Entity Form:  A North Carolina limited partnership.

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  Preston 121 Partners, Ltd.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  ANIND TX, Inc. owns a 2% general partnership interest. Eagle AN, L.P. owns a 98% limited partnership interest.

Entity:  Pro Terra Terra Realty Fund, Ltd.

Entity Form:  A limited partnership. (jurisdiction?)

Ownership or Other Basis of Control:  American National Insurance Company owns a 6.462% limited partnership interest.

Entity:  R.A.A.B. of W. Va., Inc.

Entity Form:  A West Virginia corporation.

Ownership or Other Basis of Control:  Wholly owned by Rural Agency and Brokerage, Inc.

Entity:  Rural Agency and Brokerage, Inc.

Entity Form:  A New York corporation.

Ownership or Other Basis of Control:  Wholly owned by American National Property and Casualty Holdings, Inc.

Entity:  Rural Insurance Agency and Brokerage of Massachusetts, Inc.

Entity Form:  A Massachusetts corporation.

Ownership or Other Basis of Control:  Wholly owned by Rural Agency and Brokerage, Inc.

Entity:  Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form:  A New Hampshire corporation.

Ownership or Other Basis of Control:  Rural Agency and Brokerage, Inc. owns a 25% of the outstanding common stock.

Entity:  Rutledge Partners, L.P.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  American National Insurance Company owns a 26% limited partnership interest.

Entity:  Securities Management and Research, Inc.

Entity Form:  A Florida corporation - a registered broker-dealer and investment adviser.

Ownership or Other Basis of Control:  Wholly-owned subsidiary of American National Insurance Company.

Entity:  South Shore Harbour Development, Limited.

Entity Form:  A Texas limited partnership.

Ownership or Other Basis of Control:  ANTAC, Inc. owns a 95% limited partnership interest and ANREM Corp. owns a 5% general partnership interest.

Entity:  Standard Life and Accident Insurance Company.

Entity Form:  An Oklahoma insurance company.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  Standard Plus, Inc.

Entity Form:  A Texas corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity:  Timbermill, Ltd.

Entity Form:  A Texas joint venture.

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest.

Entity:  Town and Country Joint Venture.

Entity Form:  a Texas joint venture.

Ownership or Other Basis of Control:  ANDV 97, Inc. owns a 68.65% limited partnership interest.

Entity:  United Farm Family Insurance Company.

Entity Form:  A New York insurance company.

Ownership or Other Basis of Control:  Wholly owned by American National Property and Casualty Holdings, Inc.